                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
 POST-EFFECTIVE AMENDMENT NO. 70             [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT [X]
                                    OF 1940

  AMENDMENT NO. 26                           [X]

                        (CHECK APPROPRIATE BOX OR BOXES)

                        THE AMERICAN HERITAGE FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           1370 AVENUE OF THE AMERICAS, NEW YORK, NY             10019
           -----------------------------------------------------------
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE 212-397-3900
                                                   ------------

JONATHAN B. REISMAN, 5100 TOWN CENTER CIRCLE, BOCA RATON, FL 33486
------------------------------------------------------------------
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

[ ]   IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b)            [ ]  ON (DATE) PURSUANT TO PARAGRAPH (b)

[X]   60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1)            [ ]  ON (DATE) PURSUANT TO PARAGRAPH (a)(1)

[ ]   75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1)            [ ]  ON (DATE) PURSUANT TO PARAGRAPH (a)(2) OF RULE 485

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

[ ]   THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A
      PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

                                     PART A

                        THE AMERICAN HERITAGE FUND, INC.

                                   PROSPECTUS

      The Fund is a no-load mutual fund which seeks maximum capital growth.

AS WITH ALL MUTUAL FUNDS, NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     , 2000

                                TABLE OF CONTENTS

Risk/Return Summary.........................................................3

Investment Objective and Principal Investment Strategies....................8

Financial Highlights.......................................................10

Management's Discussion of Our Performance.................................11

Management.................................................................11

Pricing of Shares..........................................................12

Procedures for Buying Fund Shares..........................................12

Procedures for Redeeming Fund Shares.......................................13

Distributions and Taxes....................................................14

Shareholder Services.......................................................14

Legal Proceedings..........................................................15

Custodian and Transfer Agent...............................................16

                               RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

Our investment objective is to seek maximum capital growth. Income from our investment portfolio will be only an incidental consideration and entirely subordinate to our investment objective.

PRINCIPAL INVESTMENT STRATEGIES

We make speculative investments in small and virtually unknown companies, including companies that have never earned a profit. We may utilize short-term trading, hedging, leveraging through borrowing, the purchase and sale of put and call options and warrants, the writing of listed put and call options and the purchase of foreign securities. Through the use of these and other investment techniques described in this prospectus, we seek to take advantage of investment opportunities in both rising and declining markets. An investment in the Fund is not a complete investment program. We may not, at any particular time, engage in all or any of the investment activities described in this prospectus. The activities may be engaged in only periodically or not at all.

Fundamental analysis plays the most important role in choosing the stocks that we decide to purchase. We review both the available financial data as well as the experience of the management. In the case of lesser known companies, we often meet with their management before we make a positive investment decision. We make our assessment of the growth potential of individual companies after our review.

We generally identify companies as potential investments based upon our belief in their future growth potential and the actual share price. Our intention is to identify companies which promise a price appreciation over the following 12 months of at least 20%. We also consider companies that have fallen out of favor and might not immediately recover to previous levels.

PRINCIPAL RISKS

Investing in securities is inherently risky, and there is no guarantee that we will achieve our investment objective and you may lose money by investing in the Fund. Many of the techniques which we may utilize involve greater than normal risk and attainment of our investment objective cannot, of course, be assured. An investment in the Fund is not a complete investment program and is designed for investors willing to assume risks inherent in our investment policies and practices. Investors should carefully consider all of the risks described below as well as the risks described elsewhere in this prospectus:

* MARKET RISKS. The price of particular securities may fall because of declines in the stock market regardless of the success of individual companies' businesses. We invest in securities not listed in the Standard and Poor's 500 Index. These securities may perform poorly and the Standard and Poor's 500 Index as well as other recognized indices may outperform us.

* SPECULATIVE SECURITIES. We purchase securities issued by companies which are speculative. These securities may lose all or substantially all their value. In addition, because earnings, if any, tend to be less predictable, market prices are more volatile and the speculative securities less liquid than those of larger, more established companies. In the case of speculative debt securities, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. Speculative debt securities may include obligations of issuers that are in default or in bankruptcy when we believe that the prospect of capital appreciation outweighs the risk of investment. The risk of investing in those securities, as well as other debt securities, can be substantial because their value is based upon the ability of the issuer to make all required payments of interest and principal. On December 30, 1000, the securities of each of two companies which are speculative represented approximately 17% and 83% of the value our net assets.

* WE ARE NOT A DIVERSIFIED INVESTMENT COMPANY. Subject only to the restrictions described in this prospectus, we can invest without limitation in the securities of any one or more companies.

* UNDERVALUED SECURITIES. We may purchase securities that we believe the market undervalues in relation to their actual worth. We assume that the market will ultimately recognize the actual worth of these companies, thus causing their stock prices to rise. The market may, however, indefinitely undervalue these securities, causing their prices to remain the same or decline. In addition, our belief that the securities are undervalued may be incorrect.

* SECURITIES PAYING LITTLE OR NO DIVIDENDS. We purchase the securities of companies that expect their earnings to rise and which pay little, if any, dividends. Those securities are risky because their stock prices often decline in market downturns.

* MONEY MARKET SECURITIES. Under adverse market conditions, we could invest some or all of our assets in money market securities. Although we would do so only in seeking to avoid losses, it could reduce the benefit from any upswing in the market.

* EXPENSES. Because of our extremely small size, our aggregate annual operating expenses as a percentage of our net assets is substantially higher than those of most other mutual funds.

* SHORT TERM TRADING. This practice may increase capital gains distributions, which in turn would increase your tax liability. Frequent trading will also increase our transaction costs, which may reduce our investment performance.

* FOREIGN SECURITIES. We may purchase securities issued by companies organized in foreign countries. The foreign countries may have either developed or emerging markets. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Because evidences of ownership of foreign securities usually are held outside the United States, we will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal, interest and dividends on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Moreover, foreign securities held by us may trade on days when we do not calculate our net asset value and thus affect the our net asset value on days when investors cannot purchase or redeem our shares. Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. On December 30, 1999, approximately 83% of the value of our net assets was represented by our investment in a foreign company.

* BROAD AND FLEXIBLE INVESTMENT POWERS. Because of our broad and flexible investment powers, our success or failure may be more dependent upon our skill and ability and less dependent upon movement of the securities market in general than is the case with most mutual funds whose investment powers are not as broad or as flexible.

* BORROWING. We may borrow money to purchase additional securities. If the investment performance of the securities purchased with borrowed monies fails to cover our interest cost, our net asset value of the Fund will decrease faster than would otherwise be the case. If for any reason, including market fluctuations, the value of our assets falls below the coverage requirement of the Investment Company Act of 1940, we may have to sell a portion of our investments at a time when it may be disadvantageous to do so.

* RESTRICTED AND OTHER ILLIQUID SECURITIES. We may acquire portfolio securities called restricted securities, which are illiquid because they can be sold only pursuant to an effective registration statement under the Securities Act of 1933 or an exemption from such registration. We will have to bear the risk of market conditions prior to any such registration or exemption. In the absence of an agreement obtained at the time of purchase of such securities, there can be no assurance that the issuer will register the restricted securities. Furthermore, if we dispose of restricted securities without registration, it may be necessary to sell them at a discount similar to or greater than that at which we purchased the securities. Other securities held by us may be or become illiquid. Based solely upon the reported trading volume of securities in our portfolio, on December 30, 1999, securities representing approximately 100% of our net assets would be considered to be illiquid. We believe, however, that on that date substantially all of our securities were liquid. Our belief is based primarily upon offers we have received from foreign companies, including a company whose investment decisions are made by Heiko H. Thieme, to purchase securities from us at their then current market values. Because the offers may be withdrawn at any time prior to our acceptance, the degree of liquidity of our portfolio is subject to rapid change. Although we intend to make, and always have made, cash payments for our shares that are redeemed by our shareholders, depending on the future liquidity of our portfolio, we may pay for redeemed shares in kind. See "Procedures for Redeeming Fund Shares."

* CHANGE IN MARKET PHILOSOPHY. Our principal investment strategies may fall out of favor in the securities markets which would adversely affect our performance.

* LITIGATION. We and certain others are defendants in a purported class action. See "Legal Proceedings."

PAST PERFORMANCE

The bar chart and performance table below illustrate some of the risks of investing in the Fund. The bar chart shows the changes in our performance from year to year from January 1, 1989 to December 31, 1998. The performance table shows how our total return for one year, five year and ten year periods ended December 31, 1998 compared with those of the Standard and Poor's 500 Index, a broad measure of market performance. When you review the chart and table, be aware that past investment performance does not necessarily indicate how we will perform in the future.

                  ANNUAL TOTAL RETURNS FOR EACH CALENDAR YEAR

               1990            -30.8%
               1991             97.1%
               1992             19.3%
               1993             41.4%
               1994            -35.3%
               1995            -30.6%
               1996             -5.1%
               1997             75.0%
               1998            -61.2%
               1999            -31.6%

During the periods shown above, our best quarter ended on March 31, 1991 during which we had a return of 54% and our worst quarter ended on September 30, 1998 during which we had a return of -34%. Our total return from June 1, 1999 to December 31, 1999 was -7.2%.

                          AVERAGE ANNUAL TOTAL RETURNS

--------------------------------------------------------------------------------
                 One Year                 Five Years                 Ten Years
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                     Year Ended             Five Years Ended           Ten Years Ended
                  December 31, 1999        December 31, 1990          December 31, 1999
----------------------------------------------------------------------------------------
Fund                  -31.6%                    -21.1%                       -7.6%
----------------------------------------------------------------------------------------
S&P 500                21.0%                     28.5%                       18.2%
----------------------------------------------------------------------------------------

SHAREHOLDER FEES AND EXPENSES

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES
                 (fees paid directly from your investment)

     Maximum sales charge (load) imposed on purchases
                 (as a percentage of offering price)                     None

     Maximum deferred sales charge (load)
                 (as a percentage of offering price)                     None

     Maximum sales charge (load) imposed on reinvested
                 dividends (as a percentage of offering price)           None

     Redemption fee (as a percentage of amount redeemed)                 None

     Exchange fee                                                        None

ANNUAL FUND OPERATING EXPENSES
                 (expenses deducted from Fund assets)

            Management fees                                              1.25%

            Distribution (12b-1) and service fees                        None

            Other expenses                                               7.63%



                        Total annual Fund operating expenses             8.88%

EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

*    you invest $10,000 in the Fund for the time periods indicated;

*    you redeem all your shares at the end of those time periods;

*    your investment has a 5% return each year; and

*    our operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

----------------------------------------------------------------------------------------------------
 Number of Years            1                    3                      5                      10
----------------------------------------------------------------------------------------------------
                           $932                $2,678                $4,276                  $7,704
----------------------------------------------------------------------------------------------------

                       INVESTMENT OBJECTIVE AND PRINCIPAL
                              INVESTMENT STRATEGIES

Our investment objective is to seek maximum capital growth. Income from our investment portfolio will be only an incidental consideration entirely subordinate to the capital growth objective. Our investment objective cannot be changed without shareholder approval. We seek maximum capital growth by investing primarily in companies that we believe have above average potential for growth or whose securities are undervalued in the market.

In contrast to most mutual funds, we may seek to obtain our investment objective through the use of certain speculative investment techniques which entail greater than average risks which are described below. Our success or failure may be more dependent upon our skill and ability and less dependent upon movement of the securities market in general than is the case with most mutual funds whose investment powers are not as broad or as flexible as ours.

Generally, more than 80% of the value of our assets, other than cash and cash equivalents, will consist of common stocks and securities convertible into or exchangeable for common stocks, such as rights, warrants and options. To a limited degree, we may invest in preferred stocks and debt securities, such as corporate bonds and debentures and securities issued by the United States Government and its instrumentalities, when they are believed to offer opportunities for growth of capital or are desirable in the light of prevailing market or economic conditions. Any such debt securities we so purchase may be either "investment grade" or speculative. Debt securities in the lowest category of investment grade debt may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. Speculative debt securities may include obligations of issuers that are in default or in bankruptcy when we believe that the prospect of capital appreciation outweighs the risk of investment therein. Naturally, the risk attendant to the investment in such securities, as well as other debt securities, can be substantial inasmuch as the value thereof is based upon the ability of the issuer to make all required payments of interest and principal. Generally, debt securities which we believe to offer opportunities for growth of capital, including securities referred to as "junk bonds," may be purchased by us when we believe (a) interest rates will decline and, therefore, the value of the debt securities will increase, or (b) their market value is likely to appreciate due to factors affecting specific issuers.

We may purchase restricted securities if we receive a substantial discount from the market value of similar unrestricted securities. In addition, we may purchase restricted securities issued by companies who do not have any publicly traded securities.

We may engage in active and frequent trading.

We may borrow money from banks and use the borrowed money principally to purchase additional securities. This technique may be used in order to increase the amount of money available to us for investment in securities believed to have appreciation potential and to increase the amount of money available to secure short positions. All of our assets may be pledged as collateral for bank loans.

We may engage in short sales in an attempt to protect against downward market movement. A short sale is made by selling a security which the seller does not own in the hope of purchasing the same security at a later date at a lower price. In order to make delivery to the buyer and thus effect a sale, we must borrow the security and agree to replace the security, whatever its price may be at the time we purchase it for delivery to the lender.

We invest in foreign companies. Although we intend to invest in foreign companies located in nations which we consider to have relatively stable governments, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a country), default in foreign government securities, political or social instability or diplomatic developments which could adversely affect investments in securities of foreign companies. issuers.

We buy securities based upon our belief that the market has undervalued them in relation to their actual worth or because of the potential growth of the issuer of the securities. We often blend both approaches in making our selections. In determining which securities to sell, we select securities which we believe will not yield performance we seek based primarily upon the foregoing criteria.

We may, from time to time, take temporary defensive positions that are inconsistent with our principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. During any time that we take a defensive position, we may not achieve our investment objective. Although we normally invest according to our investment strategy, we may invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

The value of our investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Although we may use various investment techniques to hedge a portion of our risks, we cannot assure you that these techniques will work as we intend. We seek to spread investment risk by diversifying our holdings among many companies and industries. When you sell or redeem your shares, they may be worth more or less than what you paid for them.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand our financial performance for the period of our operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Mathieson Aitken Jemison, LLP, whose report, along with our financial statements, are included in our annual report, which is available upon request.




----------------------------------------------------------------------------------------------------------------------------------
                                                         1999            1998              1997            1996         1995
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
    Net asset value, beginning of period                      $0.93           $0.83             $0.76          $0.63         $1.19
----------------------------------------------------------------------------------------------------------------------------------
    Income from investment operations
----------------------------------------------------------------------------------------------------------------------------------
      Net investment income (loss)                           (0.04)          (0.04)            (0.03)         (0.02)          0.06
----------------------------------------------------------------------------------------------------------------------------------
      Net gains or (losses) on securities (both
----------------------------------------------------------------------------------------------------------------------------------
      realized and unrealized)                               (0.61)            0.14              0.10           0.15        (0.48)
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                         (0.65)            0.10              0.07           0.13        (0.42)
----------------------------------------------------------------------------------------------------------------------------------
    Less distributions
----------------------------------------------------------------------------------------------------------------------------------
      Dividends (from net investment income)                                                                                  0.07
----------------------------------------------------------------------------------------------------------------------------------
    Distributions (from capital gains)
----------------------------------------------------------------------------------------------------------------------------------
      Returns of capital                                                                                                      0.07
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
    Total distributions                                                                                                       0.14
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
    Net asset value, end of period                            $0.28           $0.93             $0.83          $0.76         $0.63
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Total return                                               (69.89)%          12.05%             9.21%         20.63%      (38.37)%
----------------------------------------------------------------------------------------------------------------------------------
Ratio/Supplemental data
----------------------------------------------------------------------------------------------------------------------------------
    Net assets, end of period                            $4,348,413     $16,890,738       $18,126,591    $21,429,753   $30,779,569
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
    Ratio of expenses to average net assets                   8.88%           5.85%             6.42%          6.25%         3.69%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
    Ratio of net income (loss) to
----------------------------------------------------------------------------------------------------------------------------------
      average net assets                                     -8.67%          -4.08%            -4.97%         -3.53%         6.55%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
    Portfolio turnover  rate                                  1528%           1180%              470%           606%          620%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

                   MANAGEMENT'S DISCUSSION OF OUR PERFORMANCE

During our fiscal year ended Man 31, 1999, the factor that materially affected our performance was the significant decline in market value of our largest holding, a speculative security of a foreign issuer.

Comparison of a $10,000 investment in the Fund to the same investment in the S&P 500 index

        Date         AHERX     AHERX      AHERX      $10,000 buys  Mkt. Value               SPX       SPX          $10,000 invst
1984    Month End    Price     Dividend   Reinvest     shares                               Index     dividends    gives
        Jan-86       2.41                                                                   211.78      0.68
        Feb-86       2.46                                                                   226.92      0.69
        Mar-86       2.50                                                                    238.9      0.68
        Apr-86       2.33                                                                   235.52      0.69
        May-86       2.16                               4629.63       10,000                247.35       0.7        40.42854255
        Jun-86       2.04                               4629.63        9,444                250.84      0.69        40.53975167
        Jul-86       1.85                               4629.63        8,565                236.12      0.69        40.65821867
        Aug-86       1.88                               4629.63        8,704                252.93       0.7         40.7707429
        Sep-86       1.86                               4629.63        8,611                231.32       0.7        40.89411969
        Oct-86       1.86                               4629.63        8,611                243.98      0.68        41.00809625
        Nov-86       1.85                               4629.63        8,565                249.22      0.69        41.12163283
        Dec-86       1.42       0.36       1.49         5750.68        8,166                242.17      0.69        41.23879816
        Jan-87       1.56                               5750.68        8,971                274.08       0.7          41.344122
        Feb-87       1.70                               5750.68        9,776                 284.2      0.71        41.44740957
        Mar-87       1.70                               5750.68        9,776                 291.7       0.7        41.54687198
        Apr-87       1.62                               5750.68        9,316                288.36      0.75        41.65493189
        May-88       1.14                               8771.93       10,000   10263.16     262.16     1.399        38.14464449
        Jun-88       1.17                               8771.93       10,263                 273.5     0.682        38.23976203
        Jul-88       1.09                               8771.93        9,561                272.02     0.438        38.30133477
        Aug-88       1.08                               8771.93        9,474                261.52     1.278        38.48850633
        Sep-88       1.11                               8771.93        9,737                271.91      0.74        38.59325236
        Oct-88       1.10                               8771.93        9,649                278.97     0.506        38.66325339
        Nov-88       1.06                               8771.93        9,298                 273.7     1.285        38.84477433
        Dec-88       1.07                               8771.93        9,386                277.72     0.751        38.94981691
        Jan-89       1.09                               8771.93        9,561                297.47      0.53        39.01921349
        Feb-89       1.08                               8771.93        9,474                288.86     1.216        39.18347079
        Mar-89       1.08                               8771.93        9,474                294.87     0.721        39.27928007
        Apr-89       1.11                               8771.93        9,737                309.64     0.524        39.34575192
1       May-89       1.14                               8771.93       10,000                319.05     1.601        31.34304968
2       Jun-89       1.12                               8771.93        9,825                317.98     0.736        31.41559665
3       Jul-89       1.15                               8771.93       10,088                346.08     0.585        31.46870033
4       Aug-89       1.16                               8771.93       10,175                351.45     1.373        31.59163823
5       Sep-89       1.13                               8771.93        9,912                349.15     0.869        31.67026671
6       Oct-89       1.06                               8771.93        9,298                340.36     0.693        31.73474989
7       Nov-89       1.05                               8771.93        9,211                345.99     1.283        31.85242868
8       Dec-89       1.04                               8771.93        9,123                 353.4     0.887        31.93237521
9       Jan-90       1.02                               8771.93        8,947                329.08     0.608        31.99137267
10      Feb-90       1.02                               8771.93        8,947                331.89      1.46        32.13210425
11      Mar-90       1.02                               8771.93        8,947                339.94     0.738        32.20186213
12      Apr-90       1.00                               8771.93        8,772                 330.8     0.672        32.26727825
13      May-90       1.03                               8771.93        9,035                361.23     1.754        32.42395628
14      Jun-90       1.04                               8771.93        9,123                358.02     0.775        32.49414389
15      Jul-90       0.97                               8771.93        8,509                356.15     0.726        32.56038212
16      Aug-90       0.83                               8771.93        7,281                322.56     1.437        32.70543814
17      Sep-90       0.74                               8771.93        6,491                306.05     0.835        32.79466879
18      Oct-90       0.70                               8771.93        6,140                   304     0.756        32.87622396
19      Nov-90       0.70                               8771.93        6,140                322.22     1.392        33.01825022
20      Dec-90       0.72                               8771.93        6,316                330.22     0.971         33.1153392
21      Jan-91       0.73                               8771.93        6,404                343.93     0.635        33.17648024
22      Feb-91       0.98                               8771.93        8,596                367.07     1.426        33.30536482
23      Mar-91       1.11                               8771.93        9,737                375.22      0.73        33.37016125
24      Apr-91       1.07                               8771.93        9,386                375.34     0.762        33.43790799
25      May-91       1.11                               8771.93        9,737                389.83     1.657        33.58003819
26      Jun-91       1.10                               8771.93        9,649                371.16     0.824        33.65458811
27      Jul-91       1.16                               8771.93       10,175                387.81     0.635        33.70969413
28      Aug-91       1.24                               8771.93       10,877                395.43     1.541         33.8410616
29      Sep-91       1.24                               8771.93       10,877                387.86      0.95        33.92394978
30      Oct-91       1.33                               8771.93       11,667                392.45     0.603        33.97607398
31      Nov-91       1.31                               8771.93       11,491                375.22      1.47         34.1091821
32      Dec-91       1.02       0.38       0.98        12207.30       12,451                417.09      0.97        34.18850768
33      Jan-92       1.14                              12207.30       13,916                408.78     0.537        34.23341992
34      Feb-92       1.21                              12207.30       14,771                 412.7     1.382        34.34805667
35      Mar-92       1.20                              12207.30       14,649                403.69     0.993        34.43254631
36      Apr-92       1.16                              12207.30       14,160                414.95     0.577        34.48042576
37      May-92       1.15                              12207.30       14,038                415.35     1.629        34.61565777
38      Jun-92       1.12                              12207.30       13,672                408.14     1.033         34.7032698
39      Jul-92       1.10                              12207.30       13,428                424.22      0.59        34.75153468
40      Aug-92       1.04                              12207.30       12,696                414.03     1.514          34.878612
41      Sep-92       1.04                              12207.30       12,696                 417.8     1.097        34.97019132
42      Oct-92       1.11                              12207.30       13,550                418.68     0.554        35.01646409
43      Nov-92       1.17                              12207.30       14,283                431.35     1.547        35.14204766
44      Dec-92       1.13       0.08       1.05        13142.03       14,850                435.71     0.932        35.21721781
45      Jan-93       1.13                              13142.03       14,850                438.78      0.57        35.26296697
46      Feb-93       1.24                              13142.03       16,296                443.38     1.378        35.37256228
47      Mar-93       1.34                              13142.03       17,610                451.67     1.059        35.45549792
48      Apr-93       1.28                              13142.03       16,822                440.19     0.563        35.50084526
49      May-93       1.42                              13142.03       18,662                450.19     1.741        35.63813612
50      Jun-93       1.47                              13142.03       19,319                450.53     0.975        35.71526125
51      Jul-93       1.45                              13142.03       19,056                448.13     0.586        35.76196453
52      Aug-93       1.52                              13142.03       19,976                463.56     1.536        35.88046133
53      Sep-93       1.54                              13142.03       20,239                458.93     1.075        35.96450791
54      Oct-93       1.62                              13142.03       21,290                467.83     0.587        36.00963363
55      Nov-93       1.57                              13142.03       20,633                461.79     1.601        36.13447701
56      Dec-93       1.53       0.07       1.49        13723.28       20,997                466.45     0.923        36.20597904
57      Jan-94       1.52                              13723.28       20,859                481.61     0.683        36.25732491
58      Feb-94       1.40                              13723.28       19,213                467.14      1.41        36.36676283
59      Mar-94       1.26                              13723.28       17,291                445.76     1.043        36.45185465
60      Apr-94       1.22                              13723.28       16,742                450.91     0.571        36.49801466
61      May-94       1.19                              13723.28       16,331                456.51     1.781        36.64040577
62      Jun-94       1.09                              13723.28       14,958                444.27      1.06        36.72782745
63      Jul-94       1.08                              13723.28       14,821                458.26     0.588        36.77495345
64      Aug-94       1.08                              13723.28       14,821                 475.5     1.516         36.8922002
65      Sep-94       1.08                              13723.28       14,821                462.71     1.182        36.98644191
66      Oct-94       1.04                              13723.28       14,272                472.35     0.721         37.0428984
67      Nov-94       1.02                              13723.28       13,998                453.69     1.482         37.1639008
68      Dec-94       0.85       0.14       0.84        15974.55       13,578                459.27     1.136        37.25582535
69      Jan-95       0.84                              15974.55       13,419                470.42     0.752        37.31538145
70      Feb-95       0.81                              15974.55       12,939                487.39     1.345        37.41835687
71      Mar-95       0.76                              15974.55       12,141                500.71     1.039        37.49600196
72      Apr-95       0.71                              15974.55       11,342                514.71     0.735        37.54954582
73      May-95       0.63                              15974.55       10,064                 533.4     1.841        37.67914596
74      Jun-95       0.65                              15974.55       10,383                544.75      1.03        37.75038877
75      Jul-95       0.67                              15974.55       10,703                562.06     0.745         37.8004262
76      Aug-95       0.65                              15974.55       10,383                561.88     1.587        37.90719148
77      Sep-95       0.67                              15974.55       10,703                584.41      1.17        37.98308241
78      Oct-95       0.63                              15974.55       10,064                 581.5     0.823        38.03684006
79      Nov-95       0.61                              15974.55        9,744                605.37     1.632        38.13938251
80      Dec-95       0.59                              15974.55        9,425                615.93     1.101        38.20755821
81      Jan-96       0.64                              15974.55       10,224                636.02     0.849         38.2585601
82      Feb-96       0.69                              15974.55       11,022                640.43     1.503        38.34834761
83      Mar-96       0.71                              15974.55       11,342                 645.5     1.098        38.41357841
84      Apr-96       0.76                              15974.55       12,141                654.17     0.837        38.46272797
85      May-96       0.76                              15974.55       12,141                669.12     1.894        38.57159993
86      Jun-96       0.69                              15974.55       11,022                670.63      1.04        38.63141602
87      Jul-96       0.61                              15974.55        9,744                639.95     1.067        38.69582687
88      Aug-96       0.62                              15974.55        9,904                651.99     1.478        38.78354667
89      Sep-96       0.59                              15974.55        9,425                687.31     1.344        38.85938593
90      Oct-96       0.59                              15974.55        9,425                705.27      0.99        38.91393354
91      Nov-96       0.56                              15974.55        8,946                757.02     1.512        38.99165655
92      Dec-96       0.56                              15974.55        8,946                740.74     1.284        39.05924475
93      Jan-97       0.73                              15974.55       11,661                786.16     0.832        39.10058149
94      Feb-97       0.79                              15974.55       12,620                790.82     1.511        39.17528999
95      Mar-97       0.83                              15974.55       13,259                757.12     1.269        39.24095124
96      Apr-97       0.83                              15974.55       13,259                801.34      0.94        39.28698226
97      May-97       0.83                              15974.55       13,259                848.28     1.816        39.37108793
98      Jun-97       1.00                              15974.55       15,975                885.14     1.123        39.42103905
99      Jul-97       1.07                              15974.55       17,093                954.29     1.259        39.47304744
100     Aug-97       1.09                              15974.55       17,412                899.47     1.399        39.53444225
101     Sep-97       1.04                              15974.55       16,614                947.28     1.422        39.59378899
102     Oct-97       0.99                              15974.55       15,815                914.62     1.061        39.63971955
103     Nov-97       0.91                              15974.55       14,537                 955.4     1.524        39.70295059
104     Dec-97       0.98                              15974.55       15,655                970.43     1.366        39.75883739
105     Jan-98       0.85                              15974.55       13,578                980.28     0.872        39.79420454
106     Feb-98       0.81                              15974.55       12,939               1049.34     1.602        39.85495731
107     Mar-98       0.79                              15974.55       12,620               1101.75     1.283        39.90136885
108     Apr-98       0.83                              15974.55       13,259               1111.75      1.08        39.94013069
109     May-98       0.93                              15974.55       14,856               1090.82     1.846        40.00772157
110     Jun-98       0.76                              15974.55       12,141               1133.84     1.254        40.05196915
111     Jul-98       0.85                              15974.55       13,578               1120.67     1.127        40.09224735
112     Aug-98       0.49                              15974.55        7,828                957.28     1.529        40.15628405
113     Sep-98       0.50                              15974.55        7,987               1017.01       1.6        40.21945949
114     Oct-98       0.48                              15974.55        7,668               1098.67     0.991        40.25573743
115     Nov-98       0.44                              15974.55        7,029               1163.63     1.601        40.31112396
116     Dec-98       0.38                              15974.55        6,070               1229.23     1.411        40.35739602
117     Jan-99       0.33                              15974.55        5,272               1279.64     0.973        40.38808257
118     Feb-99       0.34                              15974.55        5,431               1238.33     1.548        40.43857053
119     Mar-99       0.32                              15974.55        5,112               1286.37     1.491        40.48544189
120     Apr-99       0.29                              15974.55        4,633               1335.18     1.006        40.51594591
121     May-99       0.28                              15974.55        4,473               1301.84     1.855        40.57367733
        Jun-99       0.26                              15974.55        4,153               1372.71     1.321         40.6127226
        Jul-99       0.25                              15974.55        3,994               1328.72     1.169        40.64845343
        Aug-99       0.21                              15974.55        3,355               1320.41     1.692        40.70054118
        Sep-99
        Oct-99
        Nov-99
        Dec-99



                                              Since End May 89   Annual
Mkt. Value                                    to End May 99      Changes
AT end of month           Date                AHF                AHF            SPX
                         Jan-86
                         Feb-86
                         Mar-86
                         Apr-86
10,000                   May-31-1986
10,169                   Jun-86
 9,600                   Jul-86
10,312                   Aug-86
 9,460                   Sep-86
10,005                   Oct-86
10,248                   Nov-86
 9,987                   Dec-86
11,332                   Jan-87
11,779                   Feb-87
12,119                   Mar-87
12,012                   Apr-87
10,000                   May-88
10,459                   Jun-88
10,419                   Jul-88
10,066                   Aug-88
10,494                   Sep-88
10,786                   Oct-88
10,632                   Nov-88
10,817                   Dec-88
11,607                   Jan-89
11,319                   Feb-89
11,582                   Mar-89
12,183                   Apr-89
10,000                   May-89                $10,000                        $10,000
 9,990                   Jun-89                 $9,825                         $9,990
10,891                   Jul-89                $10,088                        $10,891
11,103                   Aug-89                $10,175                        $11,103
11,058                   Sep-89                 $9,912                        $11,058
10,801                   Oct-89                 $9,298                        $10,801
11,021                   Nov-89                 $9,211                        $11,021
11,285                   Dec-89                 $9,123            #DIV/0!     $11,285         #DIV/0!
10,528                   Jan-90                 $8,947                        $10,528
10,664                   Feb-90                 $8,947                        $10,664
10,947                   Mar-90                 $8,947                        $10,947
10,674                   Apr-90                 $8,772                        $10,674
11,713                   May-90                 $9,035                        $11,713
11,634                   Jun-90                 $9,123                        $11,634
11,596                   Jul-90                 $8,509                        $11,596
10,549                   Aug-90                 $7,281                        $10,549
10,037                   Sep-90                 $6,491                        $10,037
 9,994                   Oct-90                 $6,140                         $9,994
10,639                   Nov-90                 $6,140                        $10,639
10,935                   Dec-90                 $6,316            -30.77%     $10,935         -3.10%
11,410                   Jan-91                 $6,404                        $11,410
12,225                   Feb-91                 $8,596                        $12,225
12,521                   Mar-91                 $9,737                        $12,521
12,551                   Apr-91                 $9,386                        $12,551
13,091                   May-91                 $9,737                        $13,091
12,491                   Jun-91                 $9,649                        $12,491
13,073                   Jul-91                $10,175                        $13,073
13,382                   Aug-91                $10,877                        $13,382
13,158                   Sep-91                $10,877                        $13,158
13,334                   Oct-91                $11,667                        $13,334
12,798                   Nov-91                $11,491                        $12,798
14,260                   Dec-91                $12,451            97.15%      $14,260         30.40%
13,994                   Jan-92                $13,916                        $13,994
14,175                   Feb-92                $14,771                        $14,175
13,900                   Mar-92                $14,649                        $13,900
14,308                   Apr-92                $14,160                        $14,308
14,378                   May-92                $14,038                        $14,378
14,164                   Jun-92                $13,672                        $14,164
14,742                   Jul-92                $13,428                        $14,742
14,441                   Aug-92                $12,696                        $14,441
14,611                   Sep-92                $12,696                        $14,611
14,661                   Oct-92                $13,550                        $14,661
15,159                   Nov-92                $14,283                        $15,159
15,344                   Dec-92                $14,850            19.27%      $15,344         7.61%
15,473                   Jan-93                $14,850                        $15,473
15,683                   Feb-93                $16,296                        $15,683
16,014                   Mar-93                $17,610                        $16,014
15,627                   Apr-93                $16,822                        $15,627
16,044                   May-93                $18,662                        $16,044
16,091                   Jun-93                $19,319                        $16,091
16,026                   Jul-93                $19,056                        $16,026
16,633                   Aug-93                $19,976                        $16,633
16,505                   Sep-93                $20,239                        $16,505
16,846                   Oct-93                $21,290                        $16,846
16,687                   Nov-93                $20,633                        $16,687
16,888                   Dec-93                $20,997            41.39%      $16,888         10.06%
17,462                   Jan-94                $20,859                        $17,462
16,988                   Feb-94                $19,213                        $16,988
16,249                   Mar-94                $17,291                        $16,249
16,457                   Apr-94                $16,742                        $16,457
16,727                   May-94                $16,331                        $16,727
16,317                   Jun-94                $14,958                        $16,317
16,852                   Jul-94                $14,821                        $16,852
17,542                   Aug-94                $14,821                        $17,542
17,114                   Sep-94                $14,821                        $17,114
17,497                   Oct-94                $14,272                        $17,497
16,861                   Nov-94                $13,998                        $16,861
17,110                   Dec-94                $13,578            -35.33%     $17,110         1.32%
17,554                   Jan-95                $13,419                        $17,554
18,237                   Feb-95                $12,939                        $18,237
18,775                   Mar-95                $12,141                        $18,775
19,327                   Apr-95                $11,342                        $19,327
20,098                   May-95                $10,064                        $20,098
20,565                   Jun-95                $10,383                        $20,565
21,246                   Jul-95                $10,703                        $21,246
21,299                   Aug-95                $10,383                        $21,299
22,198                   Sep-95                $10,703                        $22,198
22,118                   Oct-95                $10,064                        $22,118
23,088                   Nov-95                 $9,744                        $23,088
23,533                   Dec-95                 $9,425            -30.59%     $23,533         37.54%
24,333                   Jan-96                $10,224                        $24,333
24,559                   Feb-96                $11,022                        $24,559
24,796                   Mar-96                $11,342                        $24,796
25,161                   Apr-96                $12,141                        $25,161
25,809                   May-96                $12,141                        $25,809
25,907                   Jun-96                $11,022                        $25,907
24,763                   Jul-96                 $9,744                        $24,763
25,286                   Aug-96                 $9,904                        $25,286
26,708                   Sep-96                 $9,425                        $26,708
27,445                   Oct-96                 $9,425                        $27,445
29,517                   Nov-96                 $8,946                        $29,517
28,933                   Dec-96                 $8,946            -5.08%      $28,933         22.94%
30,739                   Jan-97                $11,661                        $30,739
30,981                   Feb-97                $12,620                        $30,981
29,710                   Mar-97                $13,259                        $29,710
31,482                   Apr-97                $13,259                        $31,482
33,398                   May-97                $13,259                        $33,398
34,893                   Jun-97                $15,975                        $34,893
37,669                   Jul-97                $17,093                        $37,669
35,560                   Aug-97                $17,412                        $35,560
37,506                   Sep-97                $16,614                        $37,506
36,255                   Oct-97                $15,815                        $36,255
37,932                   Nov-97                $14,537                        $37,932
38,583                   Dec-97                $15,655            75.00%      $38,583         33.35%
39,009                   Jan-98                $13,578                        $39,009
41,821                   Feb-98                $12,939                        $41,821
43,961                   Mar-98                $12,620                        $43,961
44,403                   Apr-98                $13,259                        $44,403
43,641                   May-98                $14,856                        $43,641
45,413                   Jun-98                $12,141                        $45,413
44,930                   Jul-98                $13,578                        $44,930
38,441                   Aug-98                 $7,828                        $38,441
40,904                   Sep-98                 $7,987                        $40,904
44,228                   Oct-98                 $7,668                        $44,228
46,907                   Nov-98                 $7,029                        $46,907
49,609                   Dec-98                 $6,070            -61.22%     $49,609         28.58%
51,682                   Jan-99                 $5,272                        $51,682
50,076                   Feb-99                 $5,431                        $50,076
52,079                   Mar-99                 $5,112                        $52,079
54,096                   Apr-99                 $4,633                        $54,096
52,820                   May-99                 $4,473                        $52,820
55,749                   Jun-99                 $4,153                        $55,749
54,010                   Jul-99                 $3,994                        $54,010
53,741                   Aug-99                 $3,355                        $53,741
                         Sep-99                     $0                             $0
                         Oct-99                     $0                             $0
                         Nov-99                     $0                             $0
                         Dec-99                     $0                             $0

Past performance does not predict future performance.

                                   MANAGEMENT

American Heritage Management Corporation (AHMC ), 1370 Avenue of the Americas, New York, New York 10019 has been our investment adviser since 1990. AHMC provides continuous investment advice to us and places orders for purchases and sales of our securities. AHMC also provides investment advice to American Heritage Growth Fund, Inc

We make our investment decisions based upon advice furnished to us by AHMC.

For the fiscal year ended May 31, 1999, the investment advisory fee represented 1.25% of our average net assets.

Heiko H. Thieme is our portfolio manager and has been primarily responsible for the day-to-day management of our portfolio since February 1990. Mr. Thieme also renders investment advice to one other U.S. and two foreign investment companies and is the Chief Executive Officer of a securities broker-dealer.

                                PRICING OF SHARES

The price at which you buy and redeem our shares is the net asset value (NAV) per share. The NAV represents the value of our total assets less our liabilities. The NAV per share is generally calculated as of the close of the regular trading session of the New York Stock Exchange. Our shares will not be priced on the days when the New York Stock Exchange is closed for trading such as weekends and certain national holidays. In calculating the NAV, portfolio securities will be valued at market value when there is a reliable quotation available for the securities. The value of all other assets will be determined by our Board of Directors or members of a committee of our Board of Directors at amounts which they think represent their fair value.

                        PROCEDURES FOR BUYING FUND SHARES

The minimum investment requirements for the Fund are:

---------------------------------------------------------------------------------------------------
                                   Opening the Account                     Adding to the Account
---------------------------------------------------------------------------------------------------
Regular Accounts                         $1,000                                     $500
---------------------------------------------------------------------------------------------------
IRAs, Custodian Accounts                    500                                      500
and Keogh Accounts
---------------------------------------------------------------------------------------------------

We may change these minimum investment amounts at any time and we can refuse any purchase order that might adversely affect our operations.

Once we accept your order to purchase, the purchase price will be the next calculated NAV per share. You pay no sales load for buying Fund shares.

You may buy Fund shares in any of these ways:

BY TELEPHONE

Call 1-800-828-5050 to buy shares of the Fund. We must receive your payment within three business days of your order. To meet this deadline, you may send a check by overnight mail or wire payment, or you may make an electronic transfer through your bank.

BY MAIL

Mail your application and check to:

             The American Heritage Fund, Inc.
             Location 0637
             Cincinnati, OH 45264-0637

If you purchase additional shares of the Fund, you must send a completed investment slip together with a check that has your account number on it.

THROUGH CERTAIN BROKER-DEALERS

Shares of the Fund may be purchased through certain registered broker-dealers. We impose no sales load or service charge, but the broker-dealers may make a charge to investors for their services. The charge and services may vary in amount among broker-dealers, some of which may impose higher initial or subsequent investment requirements than those established by us.

BY COURIER

Deliver your application and check to:

             The American Heritage Fund, Inc.
             c/o Firstar Bank, N.A.
             425 Walnut Street
             Mutual Fund Custodian Department
             Cincinnati, OH 45202

If you purchase additional shares of the Fund, you must send a completed investment slip together with a check that has your account number on it.

                      PROCEDURES FOR REDEEMING FUND SHARES

Any shareholder may redeem his or her shares by making a written request directly to our Transfer Agent, American Data Services, Inc., 150 Motor Parkway, Suite 109, Hauppauge, New York 11788. Redemptions may be made by telephone upon the request of certain financial institutions who are holders of record of shares issued by the Fund, within our sole discretion. We have instructed our Transfer Agent to confirm the authenticity of any such request for redemption by telecopier and telephone. Proceeds of redemptions made by telephone will be sent only to the respective financial institution making the request. In the event that a telephone redemption which is honored by us is unauthorized or fraudulent, we could sustain losses.

The redemption price will be the NAV per share next determined by us following receipt of a proper request for redemption. There is no redemption charge imposed by us. We intend to make payment for shares redeemed in cash to the extent that we are reasonably able to do so although we reserve the right to make payment in kind.

Payment for shares redeemed will normally be made within seven days after receipt of a proper written request. Payment will not be mailed before clearance of the purchaser's check. The determination of the NAV and the right of redemption may be suspended or the payment date postponed when: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or the Exchange is closed for other than customary weekend and holiday closings; (b) when an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal by us of securities owned by us is not reasonably practicable, or it is not reasonably practicable for us to fairly determine the value of our net assets; or (c) when the Securities and Exchange Commission by Order so permits for the protection of our shareholders.

All requests for redemption of shares must be signed by all registered owners exactly as registered, including fiduciary titles, if any, with signatures guaranteed by a member of a national securities exchange or a United States commercial bank or a foreign bank having a New York City correspondent.

                             DISTRIBUTIONS AND TAXES

We intend to distribute as dividends our net investment income, if any, and distribute any net capital gains that we realize once a year. Your distributions will be reinvested in the Fund unless you instruct us otherwise in writing. There are no fees or sales charges on reinvestments. Dividends and distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). The tax status of any distribution is the same regardless of how long you have been in the Fund and whether you reinvest your distributions or take them in cash.

The tax status of your dividends and distributions will be detailed in your annual tax statement from the Fund. Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Except in tax-advantaged accounts, any redemption, sale or exchange of Fund shares may generate a tax liability.

                              SHAREHOLDER SERVICES

We offer the following shareholder services. For further details, please write or call us.

EXCHANGE PRIVILEGE

A shareholder of the Fund has the privilege of exchanging shares of the Fund for shares of American Heritage Growth Fund, Inc. (AHGF) by written notice to our Transfer Agent subject to the following:

     - Shares of AHGF must be eligible for sale in the state of residence of the shareholder.

     - Shareholders may only exchange between accounts that are registered in the same name, address, and have the same taxpayer identification number.

     - A shareholder must have received a current Prospectus of AHGF before the exchange.

     - Both the Fund and AHGF reserve the right to temporarily or permanently terminate the exchange privilege.

Exchanges may have tax consequences and you may wish to consult with your tax advisor before making any exchange.

AUTOMATIC WITHDRAWAL PLAN

With an Automatic Withdrawal Plan, a shareholder can arrange for automatic distributions to be made monthly or quarterly in amounts not less than $1,000. An Automatic Withdrawal Plan may neither be opened nor maintained by a shareholder holding shares of the Fund having a value of less than $50,000.

IRA AND KEOGH PLANS

A prototype defined contribution retirement plan and individual retirement account is available. Charges are imposed by Firstar Bank, N.A. and American Data Services, Inc. and shareholders should carefully review all documents provided in connection with a plan or account.

                                LEGAL PROCEEDINGS

On October 5, 1994, a shareholder of the Fund on behalf of himself and a purported class of others brought an action against the Fund, AHMC, Heiko H. Thieme and Richard K. Parker in the United States District Court for the Southern District of New York. Although the Fund cannot now determine the exact amount of the losses incurred by members of the purported class, the Fund believes that the losses do not exceed $25 million and could be less. The amount of outstanding shares of the Fund has generally rapidly diminished since early 1994.

The Complaint, as amended, alleges that certain registration statements and prospectuses of the Fund failed to disclose certain risks regarding the Fund's investments in illiquid securities and that the Fund invested in illiquid securities in concentrations which exceeded the Fund's own investment restrictions and that the Fund improperly valued its illiquid securities. The amended Complaint also alleges that the other defendants breached their fiduciary duties in connection with the Fund's investments in and valuation of illiquid securities and by the receipt of AHMC of substantial compensation for investment advice and that the Fund breached its own limitations with respect to illiquid securities and that the Fund changed investment policies without obtaining a shareholder vote.

The Plaintiff made a motion to permit the action to proceed as a class action and in which the Plaintiff would serve as the sole class representative of all persons who acquired shares of the Fund from July 1, 1993 through August 31, 1994. On August 1, 1997, the Court denied the Plaintiff's Motion.

The Fund, after conferring with its special counsel, has concluded that the substantive allegations of the amended compliant are without merit. Although there can be no assurance of the outcome of the action, based upon the Fund's belief, the Fund has not established a reserve for potential losses other than the expense of its defense. The Fund has vigorously defended the action and intends to continue to do so if the Plaintiff proceeds.

The Plaintiff is seeking rescission or compensatory damages and pre-judgment interest and the costs and expense of the litigation and such other and further relief as the Court may deem just and proper. The Fund's officers and directors are entitled to be indemnified by the Fund to the full extent permitted by law.

                          CUSTODIAN AND TRANSFER AGENT

Firstar Bank, N.A. 425 Walnut Street, Cincinnati, Ohio 45202 is the Custodian of the portfolio securities and monies of the Fund.

American Data Services, 150 Motor Parkway, Hauppauge, New York 11788 is our Transfer Agent.

Neither the Custodian nor the Transfer Agent performs any managerial or policy-making functions for the Fund.

                        THE AMERICAN HERITAGE FUND, INC.
--------------------------------------------------------------------------------
   Mail to: The American Heritage Fund, Inc., Location 0637, Cincinnati, Ohio
                                   45264-0637
      (DO NOT USE THIS FORM FOR IRA PLANS. Please request separate forms)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Complete only the applicable sections which will tell us how your account should be registered.

ACCOUNT       [ ] Individual
REGISTRATION
                                      -----------------------------------------------------------------------------------
                                      First Name                  Middle Name                  Last Name

              [ ] Joint Tenant
                                      -----------------------------------------------------------------------------------
                                      First Name                  Middle Name                  Last Name

              [ ] Gifts to Minors
                                      ------------------------------------ As Custodian For -----------------------------
                                      Name of Custodian (only 1 permitted)              Name of Minor (only 1 permitted)


                                      UNDER THE -------------------------- UNIFORM GIFT TO MINORS
                                                          State

             [ ]Corporations,         ---------------------------------------------------------------
                Trusts &              Name of corporation or partnership. If a trust,
                Others                include the name(s) of trustees in which account will
                                      be registered and the date of the trust investment. An
                                      account for a pension or profit sharing plan or trust
                                      may be registered in the name of the plan or trust
                                      itself.
-----------------------------------------------------------------------------------------------------
ADDRESS
                                      ---------------------------------------------------------------
                                      Street

                                                                              (      )
                                      ---------------------------------------------------------------
                                      City                                    Home Phone Number

                                                                              (      )
                                      ---------------------------------------------------------------
                                      State                   Zip Code          Business Phone Number
-----------------------------------------------------------------------------------------------------
INVESTMENT    $                       (Minimum initial $2,500 or, in the case of an IRA
              ---------------------   account, $2,000. Subsequent Investments of $250 or
                                      more.) Make checks payable to The American Heritage
                                      Fund, Inc. Application is not needed for subsequent
                                      investments.
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS Reinvest all income and capital gain distributions in additional shares of the
              Fund unless this box is checked.
              [ ]  Pay dividends and capital gain distributions in cash. If any dividend or capital gain distribution check addressed and sent to (me)(us) is returned to you, you hereby are authorized to invest the proceeds of that check in Fund shares at the net asset value next determined after receipt by you of the returned check. In such event (I)(we) understand and agree that all subsequent dividend and capital gain distributions automatically will be reinvested in
              Fund shares unless and until (I)(we) have signed and filed with you a new request to receive dividends and capital gain distributions in cash.
-----------------------------------------------------------------------------------------------------

TAX IDENTIFICATION CERTIFICATION

     Because of important changes made to the Internal Revenue Code in 1983, we must be certain that we have a record of your correct Social Security or other Taxpayer Identification Number. If you have not certified that you have provided us with the correct number, your account will be subject to special Federal income tax withholding of 20% of dividends and other payments. To avoid this, please fill in your Social Security or Taxpayer Identification Number.

     [ ][ ][ ][ ][ ][ ][ ][ ][ ]
     -------------------------------------------------            ---------------------------------
     Social Security or Taxpayer Identification Number            Citizenship--If other than U.S.A.


     If appropriate, check one of the following boxes:
     [ ] I have been notified by the IRS that I am subject to backup withholding for failure to report all interest or dividends.
     [ ] I do not have a Social Security Number or Taxpayer Identification
         Number, but I have applied for or intend to apply for one. I understand that if I do not provide this number within 60 days, the required 20% withholding will begin.
     [ ] I am exempt because I am a Non-Resident Alien (not a U.S. citizen or U.S. resident), a foreign corporation, partnership, estate or trust, and, as a result, I am not required to submit a number.
     [ ] I am an exempt recipient (see explanation below)

     If you are an exempt recipient, you must certify your Tax Identification
     Number as well as your exempt status to prevent withholding. A partial listing of exempt recipients follows. For further information, see Internal
     Revenue Code Sec. 3452 or consult your tax advisor.


   - Retirement Plans                                   - Common Trust Funds
   - Corporations                                       - Financial Institutions
   - Colleges, Churches, Charitable Organizations       - Registered Securities Dealers
   - Agents, Fiduciaries, Middlemen

--------------------------------------------------------------------------------

SIGNATURE            I understand and agree that:
                     (1) This application is subject to your acceptance or
                         rejection.
                     (2) All shares will be purchased at the net asset value next determined after receipt and acceptance.
                     (3) The Fund has the right to redeem shares held in my
                         account to reimburse the Fund for any loss it has sustained if my check for the purchase of or subscription for the
                         Fund shares is dishonored, regardless of whether the
                         undersigned was already an existing shareholder at the
                         time of such purchase or subscription.
                     (4) Under penalties of perjury, I certify that the
                         information I have provided in this application under the
                         caption TAX IDENTIFICATION CERTIFICATION is true,
                         correct, and complete.
                     I acknowledge receipt of your Prospectus and I understand
                     that all of its terms and provisions are incorporated herein by reference.

X
--------------------------------------------------------------------------------
  Signature of Individual and Joint Tenant or Custodian, Corporate Officer or Trustee.

------------------------------------------------   ------------------
 Title of Corporate Officer or Trustee             Date

WHERE DID YOU FIRST LEARN ABOUT THE AMERICAN HERITAGE FUND?   ------------------

--------------------------------------------------------------------------------
                                                                             /00

PROSPECTUS

                        THE AMERICAN HERITAGE FUND, INC.

Our Statement of Additional Information (SAI) includes additional information about us. Additional information about our investments is available in our annual and semi-annual reports to shareholders. The SAI and the annual and semi-annual reports are available, without charge, upon request. You may call us at 1-800-828-5050 to request the SAI; to request our annual report; to request our semi-annual report; to request other information about us; and to make shareholder inquiries.

The SAI, including the annual report, is incorporated by reference into this prospectus.

Information about us, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about us are available on the EDGAR database on the Commission's Internet site at http:/www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.







                        , 2000


                      Our Investment Company Act of 1940 file number is 811-601.

                                     PART B

                        THE AMERICAN HERITAGE FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information, which is not a prospectus, relates to the prospectus of The American Heritage Fund, Inc dated *_______*, 2000 as it may be revised from time to time. To obtain a free copy of the prospectus, please write to us at 1370 Avenue of the Americas, New York, NY 10019 or call us at 1-800-828-5050.

     Our most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information unless the information has been previously delivered in a shareholder report. The shareholder reports are available, without charge, upon request by calling us at 1-800-828-5050. The financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

                                 *_______*, 2000

                                TABLE OF CONTENTS

Description of the Fund                                              B-3

Certain Investments, Techniques and Risks                            B-3

Certain Investment Restrictions                                      B-6

Management                                                           B-8

Brokerage Allocations and Other Practices                            B-10

Control Persons and Principal Holders of Securities                  B-12

Investment Advisory and Other Services                               B-14

Returns                                                              B-15

Custodian                                                            B-15

Independent Accountants                                              B-15

Transfer Agent                                                       B-15

Information About the Fund                                           B-16

Financial Statements                                                 B-16

                             DESCRIPTION OF THE FUND

     The American Heritage Fund, Inc., a New York corporation organized on December 28, 1951, is a non-diversified, open-end management investment company.

                    CERTAIN INVESTMENTS, TECHNIQUES AND RISKS

     Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities may be subordinate to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

     Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     There can be no assurance of current income from convertible securities because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

     The Fund may purchase high yield debt securities which are not investment grade, including securities referred to as "junk bonds." An economic downturn or increase in interest rates is likely to have an adverse effect on the high yield securities market. The widespread expansion of government, consumer and corporate debt within the United States economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. The prices of high yield securities have been found to be less sensitive to interest rate changes than are those of higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect the ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In periods of economic uncertainty and change, increased volatility of market prices of high yield securities can be expected. To the extent that there is no established retail secondary market, there may be thin trading of high yield securities. In the absence of readily available market quotations, the valuation of high yield securities held by the Fund will be determined by the Fund's Board of Directors. The fulfillment of such responsibility may become difficult and judgment will play a greater role in valuation because there may be less reliable, objective data available.

     The Fund may invest in securities issued by other investment companies to the extent consistent with its investment objective. Under the Investment Company Act of 1940 (the "1940 Act"), the Fund's investment in such securities, subject to certain exceptions, currently is limited to (a) 3% of the total voting stock of any one investment company, (b) 5% of the Fund's total assets with respect to any one investment company and (c) 10% of the Fund's total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.

     The Fund will place in a segregated account (not with the broker) cash or United States Government securities equal to the difference between (a) the market value of securities sold short at the time they were sold short, and (b) any cash or United States Government securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed securities, it must daily maintain the segregated account at such level that (1) the amount deposited in it plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short, and
(2) the amount deposited in it plus the amount deposited with the broker as collateral will not be less than the market value of the securities at the time they were sold short. Deposits to the segregated account do not diminish the risk of loss to the Fund with respect to short sales. The foregoing requirements do not apply to securities sold short "against the box," which is a short sale to the extent that the Fund contemporaneously has or has the right to obtain at no added cost securities identical to those sold short.

     Generally, short sales will result in a gain if the price of the securities declines between the date of the short sale and the date upon which the securities are purchased to replace those borrowed; conversely, a loss will result if the security increases in price during such period or if the security becomes unavailable so that the Fund cannot cover its short position. The gain is decreased and the loss is increased by the amount of any premium, dividends, interest or brokerage commission the Fund may be required to pay with respect to such short sale. Any income from short sales generally is, when distributed, taxable to shareholders at ordinary income tax rates.

     The Fund may purchase and sell put and call options for purposes of hedging or to seek capital growth. The Fund may hedge its investments by combining puts and calls with other investment techniques. For example, the Fund may sell short securities for which it holds a call or the Fund may purchase securities for which it holds a put. Any puts and calls which the Fund purchases will be listed for trading on one or more domestic securities exchanges. From time to time, the Fund may obtain a put option from the seller of securities purchased by the Fund or an affiliate of such seller in connection with a purchase of securities by the Fund. Generally, no market will exist for any such option. The Fund intends to purchase put and call options when Management believes that such purchase will result in an opportunity for capital appreciation based upon specific facts and circumstances A call option permits the holder thereof to purchase the securities of an issuer at a predetermined price. Call options can be expected to increase in value if the value of such securities increases, and, conversely, call options can be expected to decrease in value if the value of such securities decreases. A put option permits the holder to sell the securities of an issuer at a predetermined price. Put options, can be expected to increase in value if the value of such securities decreases. Put and call options can be purchased and sold by the Fund without limitation. In order for the Fund to realize a profit from purchase of a put option, the value of the security underlying the option must decrease below the exercise price of the option by an amount which is greater than the option premium paid by the Fund plus transaction costs. In order for the Fund to realize a profit from purchase of a call option, the value of the security underlying such option must increase above the exercise price of the option by an amount which is greater than the option premium paid by the Fund plus transaction costs.

     The Fund may write listed put and call options. The Fund will not write a call option unless, at the time of the sale, the Fund:

     (1) owns the securities (or securities convertible into the securities without additional consideration) against which the call option is written and will continue to own such securities during the time that the Fund is obligated under the option; or

     (2) purchases a call option on the same securities upon the same terms; or

     (3) establishes and maintains for the term of the option a segregated account consisting of cash, U.S. Government securities or high-grade debt securities, equal to the fluctuating market value of the optioned securities. The account will be adjusted at least once daily to reflect changes in the market value of the optioned securities.

     The Fund will not write a put option unless, at the time of the sale, the
Fund:

     (1) purchases a put option on the same securities upon the same terms; or

     (2) establishes a segregated account consisting of cash, U.S. Government securities or high-grade debt securities equal to the option price, i.e., the price at which the securities underlying the option may be sold to the Fund; or

     (3) makes a corresponding short sale, although, if the short position is closed out before the put option expires, then the requirements of (1) or (2) above must be met.

     The Fund anticipates that most of the options written by it will be for a duration of not exceeding nine months. The Fund will not write any options with respect to which it is required to maintain a segregated account or make any short sales (except short sales against the box) during any time that the total of (a) the amount required to be deposited in any such segregated account, and (b) the amount required to be deposited in a segregated account in connection with any short sales made by the Fund, exceeds 35% of the value of the Fund's net assets. All the options written by the Fund will be listed for trading on one or more domestic securities exchanges. The writing of options by the Fund may be deemed to be inconsistent with its investment objective.

                         CERTAIN INVESTMENT RESTRICTIONS

     The Fund's investment objective is a fundamental policy. Fundamental policies cannot be changed without approval by the holders of the lesser of (a) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund. In addition, the Fund has adopted investment restrictions numbered 1 through 18 as fundamental policies. The other investment restrictions are not fundamental policies and may be changed by the Fund without shareholder approval. The Fund may not:

- Issue any of its securities (a) for services, or (b) for property other than cash or securities (including securities of which the Fund is the issuer), except as a dividend or distribution to its security holders or in connection with a reorganization;

-    Issue senior securities, except that the Fund may borrow from any bank;

-    Invest in companies for the purpose of exercising control or management;

- Purchase or sell commodities or commodity contracts, including futures contracts;

- Borrow money in excess of 33-1/3% of the value of the Fund's assets (including the amount of the borrowing), less its liabilities (not including any borrowings, but including the fair market value at the time of computation of any securities with respect to which there are open short positions);.

- Loan money to other persons, except that the Fund may (a) invest up to 15% of the value of its total assets in debentures, bonds or similar governmental or corporate obligations of types commonly distributed publicly or privately to financial institutions and (b) purchase debt securities which are convertible into equity securities of an issuer without regard to whether the securities are types commonly distributed publicly or privately to financial institutions.

- Invest in oil, gas and other mineral leases, but the Fund shall not be prohibited from investing in marketable securities of companies investing in such leases;

- Invest in real estate or real estate mortgage loans, but the Fund shall not be prohibited from investing in marketable securities of companies engaged in real estate activities or investments.

- Effect a short sale transaction which will, at the time of making and after giving effect to the sale, cause the aggregate dollar amount of the total deposits and deferred charges on short sales to exceed 35% of the value of the Fund's net assets;

- Invest in restricted and other illiquid securities if, as a result of such investment, the value of the Fund's illiquid assets would exceed 15% of the value of the Fund's net assets. Restricted securities eligible for resale under Rule 144A under the Securities Act of 1933 that have been determined to be liquid by the Fund's Board of Directors based upon trading markets for the securities and any other restricted securities that become registered under the Securities Act of 1933 or that may be otherwise freely sold without registration thereunder are not subject to the foregoing limitation, unless they are otherwise illiquid.

- Underwrite securities of other issuers or participate in any underwriting or selling group in connection with the public distribution of other's securities except that it may acquire restricted securities;

- Invest more than 25% of the value of its total assets in securities of companies engaged in a particular industry;

-    Purchase options written by others.

- Invest more than 35% of the value of its total assets in securities issued by foreign companies.

- Acquire time deposits if more than 10% of the value of the Fund's net assets will be invested in time deposits or the time deposits cannot be liquidated within seven days.

- Purchase securities (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result of such purchase, more than 5% of the value of the Fund's total assets would be represented by issuers that, including predecessors, have then been in continuous operation for less than three years.

- Purchase securities of other investment companies unless purchased on the open market without the payment of any fee or charge other than regular brokerage commissions.

- With respect to 50% of the value of the Fund's total assets, acquire more than (a) 5% of the value of its total assets in the securities of any one issuer (not including securities of the federal government or any instrumentality thereof) and (b) 10% of the outstanding voting securities of any one issuer.

- Invest more than 5% of the value of its assets in debt securities which are not "investment grade" or which are not convertible into equity securities;

-    Invest more than 10% of the value of its net assets in warrants.

All of the foregoing percentages are applicable only at the time of investment. A later increase or decrease in percentage resulting from a change in values or net assets will not constitute a violation of any restriction.

                                   MANAGEMENT

     The Fund's Board of Directors is responsible for the management of the Fund. The following table sets forth certain information with respect to each member of the Fund's Board of Directors and each officer of the Fund. The Fund does not have an advisory board.

                                         Positions Held With                   Principal Occupation(s) During
Name and Address          Age                  the Fund                              the Past Five Years
----------------          ---                  --------                              -------------------
Heiko H. Thieme*          56             Chairman of the Board           Chairman of the Board of Directors, Chief Executive
1370 Avenue of the                       of Directors, Chief             Officer and Secretary of the Fund and American Heritage
Americas                                 Executive Officer and           Growth Fund, Inc. Chief Executive Officer of American
New York, NY                             Secretary                       Heritage Management Corporation and Thieme Associates,
                                                                         Inc. (investment advisor). Chief Executive Officer of
                                                                         Thieme Securities, Inc. (broker-dealer)  and Thieme
                                                                         Consulting, Inc. Chief Executive Officer of Thieme Fonds
                                                                         International (foreign investment company) and The
                                                                         Global Opportunity Fund Limited (foreign investment
                                                                         company) and their respective investment advisors.

Stephen Swope             63             Director                        Mr. Swope has been retired for more than five years.
75 Club Road
Riverside, CT

Eugene Sarver             56             Director                        Sole proprietor of Sarver International (financial and
241 W. 97th St.                                                          economic consulting) and Associate of Intercap
New York, NY                                                             Investments, Inc. since  1996.  Prior to that time,
                                                                         Associate Professor of Finance of Lubin School of
                                                                         Business - Graduate Division, Pace University.

* An "interested person" as defined in the Investment Company Act of 1940.

     Dr. Sarver and Mr. Thieme have served as members of the Board of Directors since February 1990. Mr. Swope became a member of the Board of Directors in November 1999. Each of the Fund's Directors is also a member of the Board of Directors of American Heritage Growth Fund, Inc. (AHGF).

     Thieme Consulting, Inc., which is wholly owned by Mr. Thieme, has provided consulting services to companies whose securities are held by the Fund for compensation. Similar arrangements may be made with other companies whose securities may become held by the Fund.

     During the fiscal year ended May 31, 1999, no compensation was paid by the Fund to its officers. Each of the Fund's Directors who were not interested persons of the Fund received compensation of $5,000.

     From time to time, the Fund, American Heritage Management Corporation, the Fund's investment advisor (AHMC), AHGF, two foreign investment companies and other clients of affiliated persons of AHMC may hold securities issued by the same company. When the Fund and those investors are engaged in the purchase or sale of the same security, the prices and amounts will be allocated in a manner considered by management to be fair to each of them.

                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES

     AHMC places orders with brokers and dealers for the purchase and sale of securities for the Fund's portfolio. In performing this service, AHMC is required to place orders with the primary objective of obtaining the most favorable price and a reasonable execution for the Fund. Subject to this consideration, the brokers selected include those that supplement AHMC's research with statistical data, investment information, economic facts and opinions or provide quotation services. Information so received is in addition to and not in lieu of services required to be performed by AHMC and AHMC's fee is not reduced as a consequence of the receipt of supplemental information. Such information may be useful to AHMC in serving both the Fund and AHGF and, conversely, supplemental information obtained by the placement of orders for AHGF maybe useful to AHMC in carrying out its obligation to the Fund. Brokers may also be selected based upon their sales of shares of the Fund. Normally, over-the-counter transactions will be executed on a principal basis with a broker-dealer who makes a market in or is otherwise a traditional source of the security traded except in those cases in which the Fund can obtain a better price or execution on an agency basis. Transactions executed on an agency basis involve the payment of a brokerage commission.

     Section 28(e) of the Securities Exchange Act of 1934 permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer which supplies brokerage and research services a commission for effecting a securities transaction in excess of the amount of the commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and (c) effecting securities transactions and performing functions incidental thereto, such as clearance, settlement and custody.

     AHMC may cause the Fund to incur brokerage commissions in an amount higher than the lowest available rate in return for such services. Research services so received by AHMC may be used by AHMC for the benefit of the Fund or any other client of AHMC. AHMC is of the opinion that the continued receipt of supplemental investment research services from broker-dealers will be essential to its provision of portfolio management services to the Fund. AHMC has represented that such commissions will not be paid by the Fund unless (a) AHMC determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction,
(b) such payment is made in compliance with Section 28(e) and other applicable state and federal laws, and (c) in the opinion of AHMC, the total commissions paid by the Fund are reasonable in relation to the benefits to the Fund over the long term. The overall reasonableness of brokerage commissions paid is evaluated by AHMC based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

     It is anticipated that a substantial portion of the Fund's portfolio transactions will be allocated to Thieme Securities, Inc. (TSI). Heiko H. Thieme is the Chief Executive Officer and sole shareholder of TSI. Except for executing portfolio transactions, TSI is not in any other respect associated with the Fund or responsible for any investment advice or other service provided to the Fund by Mr. Thieme personally or AHMC.

     During the fiscal years ended May 31, 1997, 1998 and 1999, the Fund paid brokerage commissions of $379,644, $990,836 and $444,766, respectively, to TSI. During the fiscal year ended May 31, 1999, the commissions paid by the Fund to TSI represented approximately 94% of the total brokerage commissions paid by the Fund that year. During the same year, approximately 95% of the Fund's aggregate dollar transactions involving the payment of brokerage commissions was effected through TSI.

     Richard K. Parker is a Managing Director of Bear, Stearns & Co. Inc. (BSI). Prior to December 31, 1998, Mr. Parker owned 10% of the outstanding capital stock of AHMC. During the fiscal years ended May 31 1997, 1998 and 1999 during the time Mr. Parker held his shares of AHMC, the Fund paid brokerage commissions of $62,510, $136,527 and $14,520, respectively to BSI. From June 1, 1998 until December 31, 1999, the commissions paid by the Fund to BSI represented approximately 3% of the total brokerage commissions paid by the Fund during that period. During the same period, approximately 4% of the Fund's aggregate dollar transactions involving the payment of brokerage commissions was effected through BSI.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     On December 31, 1999 Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA and National Financial Services Corp., P.O. Box 3908, New York, NY 10008 94104 each owned of record shares of the Fund's capital stock which represented approximately 7% of the Fund's outstanding capital stock. As of such date, no other person owned of record or was known to the Fund to own beneficially 5% or more of the Fund's outstanding capital stock and the Fund's officers and directors as a group owned less than 1% of such capital stock.

     On December 31, 1999, the Fund's officers and directors as a group owned less than 1% of the Fund's equity securities.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Fund believes that for the fiscal year ended May 31, 1999 it qualified as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to continue to so qualify if qualification is in the best interests of its shareholders. Qualification relieves the Fund of any liability for Federal income taxes to the extent its net investment income and net realized capital gains are distributed in accordance with the applicable provisions of the Code. To qualify as a regulated investment company, the Fund must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders, and meet certain asset diversification and other requirements. If the Fund did not qualify as a regulated investment company, it would be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     If you elect to receive dividends and distributions in cash, and your dividend and distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest the dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

     Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of his shares below the cost of the investment. Such a dividend or distribution would be a return of investment in an economic sense, although taxable. In addition, the Code provides that if a shareholder holds shares of a Fund for six months or less and has received a capital gain distribution with respect to the shares, any loss incurred on the sale of the shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

     Depending upon the composition of the Fund's income, if any, the entire amount or a portion of the dividends from net investment income may qualify for the dividends received deduction allowable to qualifying U.S. corporate shareholders. In general, dividend income from the Fund distributed to qualifying corporate shareholders will be eligible for the dividends received deduction only to the extent that the Fund's income consists of dividends paid by U.S. corporations. However, Section 246(c) of the Code provides that if a qualifying corporate shareholder has disposed of Fund shares not held for less than 46 days, which 46 days generally must be during the 90-day period commencing 45 days before the shares become ex-divided, and has received a dividend from net investment income with respect to such shares, the portion designated by the Fund as qualifying for the dividends received deduction will not be eligible for such shareholder's dividends received deduction. In addition, the Code provides other limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends received deduction in connection with holding Fund shares.

     Ordinarily, gains or losses realized from portfolio transactions will be treated as capital gains or losses. However, a portion of the gain or loss realized from the disposition of certain non-U.S. dollar denominated securities (including debt instruments) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of the gain realized from the disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. Finally, all or a portion of the gains realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" include certain transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

     Under Section 1256 of the Code, any gain or loss realized by the Fund from certain options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of the options as well as from closing transactions. In addition, any such option remaining unexercised at the end of the Fund's taxable year will be treated as sold for its then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

     Offsetting positions held by the Fund involving certain futures options transactions may be considered, for tax purposes, to constitute straddles. Straddles are defined to include offsetting positions in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Sections 988 and 1256 of the Code. As such, all or a portion of any short or long-term capital gain from certain "straddle" and/or conversion transactions may be recharacterized as ordinary income.

     If the Fund were treated as entering into straddles by reason of its engaging in certain options transactions, such straddles could be characterized as mixed straddles if the options transactions comprising a part of such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be recharacterized as short-term capital gain or ordinary income.

                     INVESTMENT ADVISORY AND OTHER SERVICES

     Heiko H. Thieme may be deemed to control AHMC by virtue of his record and beneficial ownership of 90% of the outstanding capital stock thereof. Mr. Thieme is the Chairman of the Board of Directors and the Chief Executive Officer of AHMC. See "Management."

     In connection with the Fund's Investment Advisory Agreement with AHMC, AHMC provides the Fund with continuous investment advice. AHMC bears the expenses of the Fund's trading operations. All other expenses of the Fund are borne by the Fund. The Fund pays AHMC a fee which, on an annual basis, amounts to one and one-quarter percent (1.25%) of the first $100 million of the value of average daily net assets of the Fund and one percent (1%) of the value of any additional net assets.

     During the fiscal years ended May 31, 1997 and 1998 and 1999, the Fund incurred investment advisory fees to AHMC of $206,091, $250,628 and $103,112, respectively.

     The Fund reimburses AHMC for office space and administrative personnel utilized by the Fund. See Notes to the Financial Statements in the Fund's Annual Report for the fiscal year ended May 31, 1999.

     The Fund has entered into an agreement with American Data Services, Inc.(ADS) whereby ADS maintains certain books, records and other documents that the Fund is required to keep and calculates the Fund's daily net asset value. The Fund has agreed to pay ADS a monthly fee of 1/12th of.1% of the first $25,000,000 of the Fund's average monthly net assets, plus 1/12th of .05% of the next $25,000,000 of the Fund's average monthly net assets, plus 1/12th of .02% of any additional average monthly net assets. to maintain certain books, records and other documents that the Fund is required to keep and calculate the Fund's daily net asset value.

                                     RETURNS

     Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"-th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

     Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., the Dow Jones Industrial Average, Morningstar, Inc., Standard & Poor's 500 Composite Stock Price Index and other industry publications. From time to time, advertising materials for the Fund may provide historical information about the Fund, AHMC and Heiko H. Thieme.

     From time to time, advertising materials for the Fund may refer to or discuss current or past business, political, economic or financial conditions, such as any U.S. monetary or fiscal policies. In addition, from time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement.

                                    CUSTODIAN

     Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio is the Fund's Custodian. The Custodian maintains custody of the Fund's cash and securities.

                             INDEPENDENT ACCOUNTANTS

     Mathieson Aitken Jemison, LLP are the Fund's independent certified public accountants. The financial statements included herein have been examined by such firm to the extent set forth in their report.

                                 TRANSFER AGENT

     American Data Services, Inc., 150 Motor Parkway, Suite 109, Hauppauge, New York 11788 is the Fund's transfer agent. The transfer agent maintains the Fund's capital stock records, effects issuances and transfers of capital stock, handles all correspondence with respect to shareholder accounts and processes redemptions.

                           INFORMATION ABOUT THE FUND

     Each Fund share has one vote, and when issued and paid for in accordance with the terms of the offering, is fully paid and nonassessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

     The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Funds' performance and its shareholders. Accordingly, if the Fund determines that an investor is following a market timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently reject in whole or part any purchase, with respect to such investor's account.

     The Fund sends annual and semi-annual financial statements to all its shareholders.

                              FINANCIAL STATEMENTS

     The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information. The financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS

     (a) Certificate of Incorporation, as amended. Exhibit 1 to the Registrant's Post Effective Amendment No. 64 on Form N-1A is hereby incorporated by reference.

     (b) By-Laws, as amended. Exhibit 2 to the Registrant's Post Effective Amendment No. 64 on Form N-1A is hereby incorporated by reference.
          Exhibit 2 to the Registrant's Post Effective Amendment 64 on Form N-1A is hereby incorporated by reference.

     (c) Specimen Common Stock Certificate. Exhibit 4 to the Registrant's Post Effective Amendment No. 64 on Form N-1A is hereby incorporated by reference.

     (d) Form of Investment Advisory Agreement by and between the Registrant and American Heritage Management Corporation. Exhibit A to the Registrant's definitive Proxy Statement for its Special Meeting of Shareholders held on December 16, 1993 is hereby incorporated by reference.

     (e)  Not Applicable.

     (f)  Not Applicable.

     (g) Custodian Agreement of December 29, 1993 by and between the Registrant and Star Bank, N.A. Exhibit 8 to the Registrant's Post Effective Amendment No. 64 on Form N-1A is hereby incorporated by reference.

     (h) (1) Shareholder Servicing Agent Agreement of December 9, 1993 by and between the Registrant and American Data Services, Inc. Exhibit 9(a) to the Registrant's Post Effective Amendment No. 64 on Form N-1A is hereby incorporated by reference.

          (2) Fund Accounting Service Agreement of April 10, 1991 by and between the Registrant and American Data Services, Inc. Exhibit 9 to the Registrant's Post Effective Amendment No.60 on Form N-1A is hereby incorporated by reference

     (i)  Not applicable.

     (j)  Consent of Mathieson Aitken Jemison, LLP.

     (k)  Not Applicable.

     (l)  Not Applicable.

     (m)  Not Applicable.

     (n)  Not Applicable.

     (o)  Financial Data Schedule.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

     Not applicable.

ITEM 25. INDEMNIFICATION

     Pursuant to the Registrant's Certificate of Incorporation and By-Laws, each director, officer and employee of the Registrant shall be indemnified by the Registrant in connection with any proceeding in which he has been made a party by reason of such capacity other than for liabilities resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Pursuant to a contract of insurance, which the Registrant proposes to obtain, each of the Registrant's directors, officers and employees and its investment advisor will be insured against claims based upon any breach of duty, neglect, error, misstatement, misleading statement, omission or act wrongfully done or attempted other than actual or alleged fraud, dishonesty criminal or malicious acts or omissions unless such allegations are subsequently disproved.

ITEM 26. PRINCIPAL UNDERWRITERS

     Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     As used herein, the term "records" refers to accounts, books or other documents.

     The Registrant maintains physical possession of each record set forth in Rule 31a-1(b)(1) under the Investment Company Act of 1940 (the "Act") at 1370 Avenue of the Americas, New York, New York 10019, except that records relating to receipts and deliveries of portfolio securities are in the physical possession of Firstar Bank, N.A., 425 Walnut Street, ML 5127, Cincinnati, Ohio 45202 and records relating to securities issued by the Registrant are in the physical possession of American Data Services, Inc., 150 Motor Parkway, Suite 109, Hauppauge, New York 11788 ("ADS").

     The records referred to in Rule 31a-1(b)(2)(i)(a), (b) and (c) under the Act are in the physical possession of Firstar Bank, N.A.

     The records referred to in Rule 31a-1(a) and Rule 31a-1(b)(2)(i)(d), (e) and (f) under the Act are in the physical possession of ADS.
     The records referred to in Rule 31a-1(b)(2)(ii), (iii) and (iv) and Rule 31a-1(b)(3) and (8)
under the Act are in the physical possession of ADS.

     The records referred to in Rule 31a-1(b)(2)(iv) and Rule 31a-1(b)(11) under the Act are in the physical possession of ADS.

     The records referred to in Rule 31a-1(b)(4), (5), (6), (7), (9),(10) and
(11) under the Act will be in the physical possession of the Registrant.

ITEM 29. MANAGEMENT SERVICES

     Not applicable.

ITEM 30. UNDERTAKINGS

     Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 13th day of January, 2000.

                               THE AMERICAN HERITAGE FUND, INC.

                               By: /s/ Heiko H. Thieme
                                   ------------------------------------
                                   Heiko H. Thieme, Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

      Signature                        Title                   Date
      ---------                        -----                   ----

Heiko H. Thieme                     Chief Executive        January 13, 2000
---------------------------         Officer, Principal
Heiko H. Thieme                     Financial and
                                    Accounting Officer
                                    and Director

Eugene Sarver                       Director               January 13, 2000
---------------------------
Eugene Sarver

                                    Director                         , 2000
---------------------------
Stephen Swope